THE LAZARD FUNDS, INC.

Supplement to Prospectus
Dated May 1, 2005

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. (the "Fund"), based on information available as of the date of this supplement. The Fund will pay dividends and capital gains, if any, on December 21, 2005. The declaration and record date will be December 19, 2005 and the ex-dividend date will be December 20, 2005.

                                               Estimated Ordinary     Estimated Short-Term     Estimated Long-Term
                                                 Income Dividend          Capital Gain            Capital Gain
Portfolio                                           Per Share        Distribution Per Share  Distribution Per Share
--------------------------------------------- ---------------------- ----------------------- ------------------------
Lazard Equity                                         $0.11                   --                       --
Lazard U.S. Strategic Equity                          $0.02                  $0.29                     --
Lazard Mid Cap                                        $0.04                  $0.55                    $0.38
Lazard Small Cap                                      $0.02                  $0.88                    $1.59
Lazard International Equity                           $0.27                   --                       --
Lazard International Equity Select                    $0.13                   --                      $0.22
Lazard International Small Cap                        $0.19                  $0.29                    $2.82
Lazard Emerging Markets                               $0.20                  $0.40                    $0.99
Lazard High Yield*                                     --                     --                       --

* Ordinary income dividends, if any, are paid on the last business day of each month.

Please be advised that these estimates may change prior to the distribution date due to book/tax adjustments and changes in shares outstanding. The Fund will send formal tax information regarding investor accounts in January 2006. Please consult your tax adviser about the status of your distributions from your Portfolio.

Dated: November 18, 2005